DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY [1]
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022		Sep 30, 2023	Sep 30, 2022	2023 vs. 2022
EARNINGS SUMMARY
Interest Income	$4,610	$4,290	$4,077	$3,856	$3,357	$1,253	37%	$12,977	$9,008	$3,969	44%
Interest Expense	1,288	1,113	945	789	514	774	151%	3,346	1,076	2,270	NM
Net Interest Income	3,322	3,177	3,132	3,067	2,843	479	17%	9,631	7,932	1,699	21%
Discount/Interchange Revenue	1,164	1,158	1,046	1,154	1,146	18	2%	3,368	3,212	156	5%
Rewards Cost	787	788	716	797	811	(24)	(3%)	2,291	2,189	102	5%
Discount and Interchange Revenue, net	377	370	330	357	335	42	13%	1,077	1,023	54	5%
Protection Products Revenue	42	44	43	44	42	—	—%	129	128	1	1%
Loan Fee Income	194	186	166	182	168	26	15%	546	450	96	21%
Transaction Processing Revenue	82	72	67	66	65	17	26%	221	183	38	21%
Gains (Losses) on Equity Investments	6	1	(18)	(6)	(4)	10	NM	(11)	(208)	197	NM
Other Income	21	28	22	11	19	2	11%	71	64	7	11%
Total Non-Interest Income	722	701	610	654	625	97	16%	2,033	1,640	393	24%

Revenue Net of Interest Expense	4,044	3,878	3,742	3,721	3,468	576	17%	11,664	9,572	2,092	22%

Provision for Credit Losses	1,702	1,305	1,102	883	773	929	120%	4,109	1,476	2,633	178%

Employee Compensation and Benefits	575	588	625	573	551	24	4%	1,788	1,566	222	14%
Marketing and Business Development	283	268	241	313	276	7	3%	792	722	70	10%
Information Processing & Communications	149	150	139	143	124	25	20%	438	370	68	18%
Professional Fees	281	216	232	264	241	40	17%	729	607	122	20%
Premises and Equipment	22	20	22	48	22	—	—%	64	70	(6)	(9%)
Other Expense	144	162	124	154	154	(10)	(6%)	430	386	44	11%
Total Operating Expense	1,454	1,404	1,383	1,495	1,368	86	6%	4,241	3,721	520	14%

Income/ (Loss) Before Income Taxes	888	1,169	1,257	1,343	1,327	(439)	(33%)	3,314	4,375	(1,061)	(24%)
Tax Expense	205	268	289	318	314	(109)	(35%)	762	1,026	(264)	(26%)
Net Income/ (Loss)	$683	$901	$968	$1,025	$1,013	($330)	(33%)	$2,552	$3,349	($797)	(24%)
Net Income/ (Loss) Allocated to Common Stockholders	$647	$895	$931	$1,019	$975	($328)	(34%)	$2,473	$3,267	($794)	(24%)

Effective Tax Rate	23.1%	23.0%	23.0%	23.7%	23.6%			23.0%	23.4%

Net Interest Margin	10.95%	11.06%	11.34%	11.27%	11.05%	(10)	bps	11.11%	10.95%	16	bps
Operating Efficiency	36.0%	36.2%	36.9%	40.2%	39.5%	(350)	bps	36.4%	38.9%	(250)	bps
ROE	19%	26%	27%	28%	29%			24%	33%
ROCE	20%	28%	28%	30%	30%			.	34%
Capital Returned to Common Stockholders	$169	$864	$1,365	$743	$350	($181)	(52%)	$2,397	$2,160	$237	11%
Payout Ratio	26%	97%	147%	73%	36%			97%	66%

Ending Common Shares Outstanding	250	250	257	267	273	(23)	(8%)	250	273	(23)	(8%)
Weighted Average Common Shares Outstanding	250	253	262	272	273	(23)	(8%)	255	279	(24)	(9%)
Weighted Average Common Shares Outstanding (fully diluted)	250	253	262	273	274	(24)	(9%)	255	279	(24)	(9%)

PER SHARE STATISTICS
Basic EPS	$2.59	$3.54	$3.55	$3.74	$3.57	($0.98)	(27%)	$9.70	$11.70	($2.00)	(17%)
Diluted EPS	$2.59	$3.54	$3.55	$3.74	$3.56	($0.97)	(27%)	$9.69	$11.69	($2.00)	(17%)
Common Dividends Declared Per Share	$0.70	$0.70	$0.60	$0.60	$0.60	$0.10	17%	$2.00	$1.70	$0.30	18%
Common Stock Price (period end)	$86.63	$116.85	$98.84	$97.83	$90.92	($4.29)	(5%)	$86.63	$90.92	($4.29)	(5%)
Book Value per share	$56.93	$55.44	$54.79	$53.65	$51.42	$5.51	11%	$56.93	$51.42	$5.51	11%
[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022 and the nine months ended September 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY [1]
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$22,569	$22,110	$22,411	$21,105	$18,767	$3,802	20%
Total Loan Receivables	122,676	117,906	112,674	112,120	104,908	17,768	17%
Allowance for Credit Losses	(8,665)	(8,064)	(7,691)	(7,374)	(7,061)	(1,604)	(23%)
Net Loan Receivables	114,011	109,842	104,983	104,746	97,847	16,164	17%
Premises and Equipment, net	1,084	1,053	1,031	1,003	1,015	69	7%
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	5,513	4,822	4,461	4,597	4,077	1,436	35%
Total Assets	$143,432	$138,082	$133,141	$131,706	$121,961	$21,471	18%

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	21,755	21,020	18,965	16,124	14,505	7,250	50%
Savings, Money Market, and Other Deposits [2,3]	59,501	56,326	56,389	54,397	51,743	7,758	15%
Total Direct to Consumer Deposits [2,3]	$81,256	$77,346	$75,354	$70,521	$66,248	$15,008	23%
Brokered Deposits and Other Deposits	22,763	21,641	20,386	21,115	16,649	6,114	37%
Deposits	104,019	98,987	95,740	91,636	82,897	21,122	25%
Securitized Borrowings [4]	10,889	11,216	9,095	10,259	11,092	(203)	(2%)
Other Borrowings [4]	8,578	9,060	9,068	9,849	9,085	(507)	(6%)
Borrowings	19,467	20,276	18,163	20,108	20,177	(710)	(4%)
Accrued Expenses and Other Liabilities	5,710	4,963	5,178	5,618	4,839	871	18%
Total Liabilities	129,196	124,226	119,081	117,362	107,913	21,283	20%
Total Equity	14,236	13,856	14,060	14,344	14,048	188	1%
Total Liabilities and Stockholders' Equity	$143,432	$138,082	$133,141	$131,706	$121,961	$21,471	18%

LIQUIDITY
Liquidity Portfolio	$21,186	$20,895	$21,450	$19,798	$16,042	$5,144	32%
Private Asset-backed Securitizations	3,500	3,500	3,500	3,500	3,500	—	—%
Federal Home Loan Bank Borrowing Capacity	2,202	2,372	2,056	1,712	2,078	124	6%
Federal Reserve Discount Window [5]	48,658	45,936	43,780	42,268	39,888	8,770	22%
Undrawn Credit Facilities [5]	54,360	51,808	49,336	47,480	45,466	8,894	20%
Total Liquidity	$75,546	$72,703	$70,786	$67,278	$61,508	$14,038	23%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022 and the nine months ended September 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Includes Affinity relationships

[3] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[4] Includes short-term and long-term borrowings

[5] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS [1]
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022
BALANCE SHEET STATISTICS
Total Common Equity	$13,180	$12,800	$13,004	$13,288	$12,992	$188	1%
Total Common Equity/Total Assets	9.2%	9.3%	9.8%	10.1%	10.7%
Total Common Equity/Net Loans	11.6%	11.7%	12.4%	12.7%	13.3%

Tangible Assets	$143,177	$137,827	$132,886	$131,451	$121,706	$21,471	18%
Tangible Common Equity [2]	$12,925	$12,545	$12,749	$13,033	$12,737	$188	1%
Tangible Common Equity/Tangible Assets [2]	9.0%	9.1%	9.6%	9.9%	10.5%
Tangible Common Equity/Net Loans [2]	11.3%	11.4%	12.1%	12.4%	13.0%
Tangible Common Equity per share [2]	$51.69	$50.19	$49.68	$48.74	$46.62	$5.07	11%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [3]	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
Total Risk Based Capital Ratio	14.1%	14.3%	14.7%	15.8%	16.4%
Tier 1 Risk Based Capital Ratio	12.5%	12.5%	13.0%	14.0%	14.7%
Tier 1 Leverage Ratio	11.0%	11.1%	11.4%	12.5%	13.2%
Common Equity Tier 1 Capital Ratio	11.6%	11.7%	12.1%	13.1%	13.7%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022 and the nine months ended September 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

[3] Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022
AVERAGE BALANCES
Assets
Cash and Investment Securities	$21,210	$21,251	$19,579	$19,529	$16,057	$5,153	32%
Restricted Cash	238	75	588	393	853	(615)	(72%)
Credit Card Loans	95,796	91,825	89,460	86,396	81,445	14,351	18%
Private Student Loans	10,274	10,343	10,546	10,284	10,132	142	1%
Personal Loans	9,368	8,744	8,155	7,871	7,408	1,960	26%
Other Loans	4,942	4,347	3,888	3,485	3,050	1,892	62%
Total Loans	120,380	115,259	112,049	108,036	102,035	18,345	18%
Total Interest Earning Assets	141,828	136,585	132,216	127,958	118,945	22,883	19%
Allowance for Credit Losses	(8,063)	(7,691)	(7,307)	(7,059)	(6,758)	(1,305)	(19%)
Other Assets	7,116	6,668	6,494	6,235	5,923	1,193	20%
Total Assets	$140,881	$135,562	$131,403	$127,134	$118,110	$22,771	19%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$961	$985	$1,023	$1,062	$1,122	($161)	(14%)
Certificates of Deposits [1]	21,473	20,159	17,565	15,189	14,029	7,444	53%
Savings, Money Market, and Other Deposits [1]	56,797	54,776	54,386	51,703	49,332	7,465	15%
Interest-bearing Direct to Consumer Deposits [1]	$78,270	$74,935	$71,951	$66,892	$63,361	$14,909	24%
Brokered Deposits and Other Deposits	21,336	20,457	19,267	19,165	14,722	6,614	45%
Total Interest-bearing Deposits	99,606	95,392	91,218	86,057	78,083	21,523	28%
Securitized Borrowings [2]	11,161	10,214	9,667	9,954	10,246	915	9%
Other Borrowings [2]	8,873	9,070	9,372	9,636	9,185	(312)	(3%)
Total Interest-bearing Liabilities	119,640	114,676	110,257	105,647	97,514	22,126	23%
Other Liabilities & Stockholders' Equity	20,280	19,901	20,123	20,425	19,474	806	4%
Total Liabilities and Stockholders' Equity	$140,881	$135,562	$131,403	$127,134	$118,110	$22,771	19%

AVERAGE YIELD
Assets
Cash and Investment Securities	4.19%	4.08%	3.89%	3.45%	2.31%	188	bps
Restricted Cash	10.65%	10.27%	4.05%	2.73%	2.25%	840	bps
Credit Card Loans	15.43%	15.14%	15.06%	14.50%	13.56%	187	bps
Private Student Loans	10.11%	9.87%	9.68%	9.02%	8.26%	185	bps
Personal Loans	12.94%	12.72%	12.35%	12.04%	11.83%	111	bps
Other Loans	6.95%	6.81%	6.64%	6.16%	5.70%	125	bps
Total Loans	14.44%	14.17%	14.06%	13.53%	12.67%	177	bps
Total Interest Earning Assets	12.90%	12.60%	12.51%	11.96%	11.20%	170	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	3.84%	3.35%	2.65%	1.83%	1.31%	253	bps
Savings, Money Market, and Other Deposits [1]	4.30%	3.84%	3.41%	2.76%	1.60%	270	bps
Interest-bearing Direct to Consumer Deposits [1]	4.18%	3.71%	3.23%	2.55%	1.53%	265	bps
Brokered Deposits and Other Deposits	4.43%	4.15%	3.87%	3.50%	2.71%	172	bps
Total Interest-bearing Deposits	4.23%	3.80%	3.36%	2.76%	1.76%	247	bps
Securitized Borrowings [2]	4.60%	4.24%	3.67%	3.33%	2.79%	181	bps
Other Borrowings [2]	4.32%	4.43%	4.40%	4.37%	4.17%	15	bps
Total Interest-bearing Liabilities	4.27%	3.89%	3.48%	2.96%	2.09%	218	bps
Net Interest Margin	10.95%	11.06%	11.34%	11.27%	11.05%	(10)	bps
Net Yield on Interest-earning Assets	9.29%	9.33%	9.61%	9.51%	9.48%	(19)	bps
[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022		Sep 30, 2023	Sep 30, 2022	2023 vs. 2022
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$122,676	$117,906	$112,674	$112,120	$104,908	$17,768	17%	$122,676	$104,908	$17,768	17%
Average Loans [1]	$120,380	$115,259	$112,049	$108,036	$102,035	$18,345	18%	$115,926	$96,855	$19,071	20%

Interest Yield	14.44%	14.17%	14.06%	13.53%	12.67%	177	bps	14.23%	12.17%	206	bps
Gross Principal Charge-off Rate	4.24%	4.01%	3.50%	2.87%	2.56%	168	bps	3.93%	2.65%	128	bps
Net Principal Charge-off Rate	3.52%	3.22%	2.72%	2.13%	1.71%	181	bps	3.16%	1.71%	145	bps
Delinquency Rate (30 or more days)	3.06%	2.57%	2.48%	2.30%	1.94%	112	bps	3.06%	1.94%	112	bps
Delinquency Rate (90 or more days)	1.34%	1.16%	1.14%	0.98%	0.80%	54	bps	1.34%	0.80%	54	bps
Gross Principal Charge-off Dollars	$1,287	$1,153	$966	$781	$659	$628	95%	$3,406	$1,921	$1,485	77%
Net Principal Charge-off Dollars	$1,070	$924	$750	$581	$439	$631	144%	$2,744	$1,236	$1,508	122%
Net Interest and Fee Charge-off Dollars	$223	$202	$169	$126	$98	$125	128%	$594	$277	$317	114%
Loans Delinquent 30 or more days	$3,756	$3,027	$2,791	$2,578	$2,034	$1,722	85%	$3,756	$2,034	$1,722	85%
Loans Delinquent 90 or more days	$1,637	$1,361	$1,290	$1,101	$837	$800	96%	$1,637	$837	$800	96%

Allowance for Credit Losses (period end)	$8,665	$8,064	$7,691	$7,374	$7,061	$1,604	23%	$8,665	$7,061	$1,604	23%
Reserve Change Build/ (Release) [2]	$601	$373	$385	$313	$304	$297		$1,359	$239	$1,120
Reserve Rate	7.06%	6.84%	6.83%	6.58%	6.73%	33	bps	7.06%	6.73%	33	bps

CREDIT CARD LOANS
Ending Loans	$97,389	$93,955	$89,755	$90,113	$83,630	$13,759	16%	$97,389	$83,630	$13,759	16%
Average Loans	$95,796	$91,825	$89,460	$86,396	$81,445	$14,351	18%	$92,383	$76,832	$15,551	20%

Interest Yield	15.43%	15.14%	15.06%	14.50%	13.56%	187	bps	15.21%	13.01%	220	bps
Gross Principal Charge-off Rate	4.85%	4.59%	3.99%	3.20%	2.88%	197	bps	4.49%	2.99%	150	bps
Net Principal Charge-off Rate	4.03%	3.68%	3.10%	2.37%	1.92%	211	bps	3.62%	1.93%	169	bps
Delinquency Rate (30 or more days)	3.41%	2.86%	2.76%	2.53%	2.11%	130	bps	3.41%	2.11%	130	bps
Delinquency Rate (90 or more days)	1.57%	1.35%	1.34%	1.14%	0.92%	65	bps	1.57%	0.92%	65	bps
Gross Principal Charge-off Dollars	$1,171	$1,051	$879	$697	$592	$579	98%	$3,101	$1,720	$1,381	80%
Net Principal Charge-off Dollars	$973	$842	$684	$516	$395	$578	146%	$2,499	$1,107	$1,392	126%
Loans Delinquent 30 or more days	$3,324	$2,689	$2,477	$2,278	$1,761	$1,563	89%	$3,324	$1,761	$1,563	89%
Loans Delinquent 90 or more days	$1,527	$1,269	$1,204	$1,028	$770	$757	98%	$1,527	$770	$757	98%

Allowance for Credit Losses (period end)	$7,070	$6,525	$6,135	$5,883	$5,561	$1,509	27%	$7,070	$5,561	$1,509	27%
Reserve Change Build/ (Release) [2]	$545	$390	$318	$322	$254	$291		$1,253	$288	$965
Reserve Rate	7.26%	6.94%	6.84%	6.53%	6.65%	61	bps	7.26%	6.65%	61	bps
Total Discover Card Volume	$58,965	$58,774	$54,129	$59,153	$58,561	$404	1%	$171,868	$165,324	$6,544	4%
Discover Card Sales Volume	$54,952	$55,229	$50,588	$55,663	$54,793	$159	—%	$160,769	$154,982	$5,787	4%
Rewards Rate	1.42%	1.42%	1.41%	1.42%	1.47%	(5)	bps	1.42%	1.40%	2	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022		Sep 30, 2023	Sep 30, 2022	2023 vs. 2022
PRIVATE STUDENT LOANS
Organic Student Loans	$9,963	$9,723	$9,927	$9,718	$9,722	$241	2%	$9,963	$9,722	$241	2%
Purchased Student Loans	485	518	553	590	627	(142)	(23%)	485	627	(142)	(23%)
Total Private Student Loans	$10,448	$10,241	$10,480	$10,308	$10,349	$99	1%	$10,448	$10,349	$99	1%

Interest Yield	10.11%	9.87%	9.68%	9.02%	8.26%	185	bps	9.88%	7.81%	207	bps
Net Principal Charge-off Rate	1.32%	1.25%	1.04%	1.33%	0.91%	41	bps	1.21%	0.89%	32	bps
Delinquency Rate (30 or more days)	2.62%	2.13%	2.02%	2.05%	1.94%	68	bps	2.62%	1.94%	68	bps

Reserve Rate	8.29%	8.29%	8.32%	8.14%	8.01%	28	bps	8.29%	8.01%	28	bps

PERSONAL LOANS
Ending Loans	$9,559	$9,106	$8,374	$7,998	$7,674	$1,885	25%	$9,559	$7,674	$1,885	25%

Interest Yield	12.94%	12.72%	12.35%	12.04%	11.83%	111	bps	12.69%	11.92%	77	bps
Net Principal Charge-off Rate	2.63%	2.28%	1.94%	1.49%	1.14%	149	bps	2.30%	1.16%	114	bps
Delinquency Rate (30 or more days)	1.24%	1.00%	0.91%	0.80%	0.69%	55	bps	1.24%	0.69%	55	bps

Reserve Rate	6.83%	6.83%	7.43%	7.44%	8.08%	(125)	bps	6.83%	8.08%	(125)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS [1]
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023 vs. Sep 30, 2022		Sep 30, 2023	Sep 30, 2022	2023 vs. 2022
DIGITAL BANKING
Interest Income	$4,610	$4,290	$4,077	$3,856	$3,357	$1,253	37%	$12,977	$9,008	$3,969	44%
Interest Expense	1,288	1,113	945	789	514	774	151%	3,346	1,076	2,270	NM
Net Interest Income	3,322	3,177	3,132	3,067	2,843	479	17%	9,631	7,932	1,699	21%
Non-Interest Income	592	586	522	567	530	62	12%	1,700	1,551	149	10%
Revenue Net of Interest Expense	3,914	3,763	3,654	3,634	3,373	541	16%	11,331	9,483	1,848	19%
Provision for Credit Losses	1,702	1,305	1,102	883	773	929	120%	4,109	1,476	2,633	178%
Total Operating Expense	1,409	1,359	1,342	1,445	1,326	83	6%	4,110	3,604	506	14%
Income/ (Loss) Before Income Taxes	$803	$1,099	$1,210	$1,306	$1,274	($471)	(37%)	$3,112	$4,403	($1,291)	(29%)

Net Interest Margin	10.95%	11.06%	11.34%	11.27%	11.05%	(10)	bps	11.11%	10.95%	16	bps
Pretax Return on Loan Receivables	2.65%	3.82%	4.38%	4.80%	4.94%	(229)	bps	3.59%	6.08%	(249)	bps

Allowance for Credit Losses (period end)	$8,665	$8,064	$7,691	$7,374	$7,061	$1,604	23%	$8,665	$7,061	$1,604	23%
Reserve Change Build/ (Release)	$601	$373	$385	$313	$304	$297		$1,359	$239	$1,120

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income (Loss)	130	115	88	87	95	35	37%	333	89	244	NM
Revenue Net of Interest Expense	130	115	88	87	95	35	37%	333	89	244	NM
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	45	45	41	50	42	3	7%	131	117	14	12%
Income/ (Loss) Before Income Taxes	$85	$70	$47	$37	$53	$32	NM	$202	($28)	$230	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	964	940	850	946	924	40	4%	2,754	2,671	83	3%
PULSE Network	2,011	1,761	1,625	1,666	1,611	400	25%	5,397	4,534	863	19%
Total	2,975	2,701	2,475	2,612	2,535	440	17%	8,151	7,205	946	13%

NETWORK VOLUME
PULSE Network	$72,146	$69,008	$65,268	$66,807	$63,437	$8,709	14%	$206,422	$186,265	$20,157	11%
Network Partners	9,899	10,408	10,628	10,433	11,894	(1,995)	(17%)	30,935	34,109	(3,174)	(9%)
Diners Club International [2]	9,723	9,897	9,211	9,155	8,793	930	11%	28,831	24,350	4,481	18%
Total Payment Services	91,768	89,313	85,107	86,395	84,124	7,644	9%	266,188	244,724	21,464	9%
Discover Network - Proprietary	57,228	57,099	51,826	58,138	56,633	595	1%	166,153	160,600	5,553	3%
Total	$148,996	$146,412	$136,933	$144,533	$140,757	$8,239	6%	$432,341	$405,324	$27,017	7%

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022 and the nine months ended September 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA [1]
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
GAAP Total Common Equity	$13,180	$12,800	$13,004	$13,288	$12,992
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [2]	$12,925	$12,545	$12,749	$13,033	$12,737

GAAP Book Value Per Share	$56.93	$55.44	$54.79	$53.65	$51.42
Less: Goodwill	(1.02)	(1.03)	(1.00)	(0.96)	(0.94)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.22)	(4.22)	(4.11)	(3.95)	(3.86)
Tangible Common Equity Per Share	$51.69	$50.19	$49.68	$48.74	$46.62

[1] The comparative prior quarters ended March 31, 2023, December 31, 2022, September 30, 2022 and the nine months ended September 30, 2022 have been restated to reflect immaterial corrections to the financial statements. See Reconciliation of Prior Periods for reconciliation to previously reported results.

[2] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

Beginning around mid-2007, Discover incorrectly classified certain credit card accounts into its highest merchant and merchant acquirer pricing tier. The Company determined the revenue impact of the incorrect card product classification was immaterial to the consolidated financial statements for the prior periods presented in this disclosure. For comparative purposes, the Company has made these immaterial corrections to the consolidated financial statements in the prior periods presented.

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported				Restatement Impacts								As Restated
	Quarter Ended			Nine Months Ended	Quarter Ended						Nine Months Ended		Quarter Ended			Nine Months Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2022	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Sep 30, 2022		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2022
EARNINGS SUMMARY
Discount/Interchange Revenue	$1,057	$1,165	$1,157	$3,245	$(11)		$(11)		$(11)		$(33)		$1,046	$1,154	$1,146	$3,212
Discount and Interchange Revenue, net	341	368	346	1,056	(11)		(11)		(11)		(33)		330	357	335	1,023
Total Non-Interest Income	621	665	636	1,673	(11)		(11)		(11)		(33)		610	654	625	1,640
Revenue Net of Interest Expense	$3,753	$3,732	$3,479	$9,605	$(11)		$(11)		$(11)		$(33)		$3,742	$3,721	$3,468	$9,572

Other Expense	$124	$154	$174	$406	$—		$—		$(20)		$(20)		$124	$154	$154	$386
Total Operating Expense	$1,383	$1,495	$1,388	$3,741	$—		$—		$(20)		$(20)		$1,383	$1,495	$1,368	$3,721

Income/ (Loss) Before Income Taxes	$1,268	$1,354	$1,318	$4,388	$(11)		$(11)		$9		$(13)		$1,257	$1,343	$1,327	$4,375
Tax Expense	292	321	312	1,029	(3)		(3)		2		(3)		289	318	314	1,026
Net Income/ (Loss)	$976	$1,033	$1,006	$3,359	$(8)		$(8)		$7		$(10)		$968	$1,025	$1,013	$3,349

Net Income/ (Loss) Allocated to Common Stockholders	$939	$1,027	$967	$3,277	$(8)		$(8)		$8		$(10)		$931	$1,019	$975	$3,267

Operating Efficiency	36.8%	40.0%	39.9%	39.0%	10	bps	20	bps	(40)	bps	(10)	bps	36.9%	40.2%	39.5%	38.9%
ROE	27%	28%	29%	33%	—	bps	—	bps	—	bps	—	bps	27%	28%	29%	33%
Payout Ratio	145%	72%	36%	66%	200	bps	100	bps	—	bps	—	bps	147%	73%	36%	66%

PER SHARE STATISTICS
Basic EPS	$3.58	$3.77	$3.54	$11.74	$(0.03)		$(0.03)		$0.03		$(0.04)		$3.55	$3.74	$3.57	$11.70
Diluted EPS	$3.58	$3.77	$3.54	$11.73	$(0.03)		$(0.03)		$0.02		$(0.04)		$3.55	$3.74	$3.56	$11.69
Book Value per share	$55.79	$54.57	$52.29	$52.29	$(1.00)		$(0.92)		$(0.87)		$(0.87)		$54.79	$53.65	$51.42	$51.42

SEGMENT RESULTS
Digital Banking
Non-Interest Income	$533	$578	$541	$1,584	$(11)		$(11)		$(11)		$(33)		$522	$567	$530	$1,551
Revenue Net of Interest Expense	$3,665	$3,645	$3,384	$9,516	$(11)		$(11)		$(11)		$(33)		$3,654	$3,634	$3,373	$9,483

Total Operating Expense	$1,342	$1,445	$1,346	$3,624	$—		$—		$(20)		$(20)		$1,342	$1,445	$1,326	$3,604
Income/ (Loss) Before Income Taxes	$1,221	$1,317	$1,265	$4,416	$(11)		$(11)		$9		$(13)		$1,210	$1,306	$1,274	$4,403
Pretax Return on Loan Receivables	4.42%	4.84%	4.91%	6.09%	(4)	bps	(4)	bps	3	bps	(1)	bps	4.38%	4.80%	4.94%	6.08%

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF PRIOR PERIOD RESTATED FINANCIAL RESULTS
(unaudited, in millions, except per share statistics)
	As Previously Reported			Restatement Impacts						As Restated
	Quarter Ended			Quarter Ended						Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Mar 31, 2023		Dec 31, 2022		Sep 30, 2022		Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
BALANCE SHEET SUMMARY
Assets
Other Assets	$4,381	$4,519	$4,002	$80		$78		$75		$4,461	$4,597	$4,077
Total Assets	$133,061	$131,628	$121,886	$80		$78		$75		$133,141	$131,706	$121,961

Liabilities & Stockholders' Equity
Accrued Expenses and Other Liabilities	$4,843	$5,294	$4,526	$335		$324		$313		$5,178	$5,618	$4,839
Total Liabilities	118,746	117,038	107,600	335		324		313		119,081	117,362	107,913
Total Equity	14,315	14,590	14,286	(255)		(246)		(238)		14,060	14,344	14,048
Total Liabilities and Stockholders' Equity	$133,061	$131,628	$121,886	$80		$78		$75		$133,141	$131,706	$121,961

BALANCE SHEET STATISTICS
Total Common Equity	$13,259	$13,534	$13,230	$(255)		$(246)		$(238)		$13,004	$13,288	$12,992
Total Common Equity/Total Assets	10.0%	10.3%	10.9%	(20)	bps	(20)	bps	(20)	bps	9.8%	10.1%	10.7%
Total Common Equity/Net Loans	12.6%	12.9%	13.5%	(20)	bps	(20)	bps	(20)	bps	12.4%	12.7%	13.3%

Tangible Assets	$132,806	$131,373	$121,631	$80		$78		$75		$132,886	$131,451	$121,706
Tangible Common Equity	$13,004	$13,279	$12,975	$(255)		$(246)		$(238)		$12,749	$13,033	$12,737
Tangible Common Equity/Tangible Assets	9.8%	10.1%	10.7%	(20)	bps	(20)	bps	(20)	bps	9.6%	9.9%	10.5%
Tangible Common Equity/Net Loans	12.4%	12.7%	13.3%	(30)	bps	(30)	bps	(30)	bps	12.1%	12.4%	13.0%
Tangible Common Equity per share	$50.68	$49.66	$47.49	$(1.00)		$(0.92)		$(0.87)		$49.68	$48.74	$46.62

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	14.9%	16.0%	16.7%	(20)	bps	(20)	bps	(30)	bps	14.7%	15.8%	16.4%
Tier 1 Risk Based Capital Ratio	13.2%	14.3%	14.9%	(20)	bps	(30)	bps	(20)	bps	13.0%	14.0%	14.7%
Tier 1 Leverage Ratio	11.6%	12.7%	13.4%	(20)	bps	(20)	bps	(20)	bps	11.4%	12.5%	13.2%
Common Equity Tier 1 Capital Ratio	12.3%	13.3%	13.9%	(20)	bps	(20)	bps	(20)	bps	12.1%	13.1%	13.7%